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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  August 29, 2001



                             WELLS FARGO & COMPANY
            (Exact name of registrant as specified in its charter)


       Delaware                        001-2979                 No. 41-0449260
(State or other jurisdiction        (Commission File            (IRS Employer
    of incorporation)                   Number)              Identification No.)


             420 Montgomery Street, San Francisco, California 94163
              (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  1-800-411-4932

                                 Not applicable

         (Former name or former address, if changed since last report)
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Item 7:  FINANCIAL STATEMENTS AND EXHIBITS

         On August 29, 2001, Wells Fargo Capital IV issued its 7% Capital Securities (the "Trust Issuance") and used the proceeds from such issuance, together with the proceeds of the issuance of its 7% Common Securities, to purchase 7% Junior Subordinated Debentures due September 1, 2031 from Wells Fargo & Company (the "Company Issuance"). The purpose of this Current Report is to file with the Securities and Exchange Commission the Underwriting Agreement, the Amended and Restated Declaration of Trust and Trust Agreement, the form of 7% Capital Security and the Guarantee Agreement relating to the Trust Issuance and the Junior Subordinated Indenture and form of 7% Junior Subordinated Debenture due September 1, 2031 relating to the Company Issuance.

         (c) Exhibits

             1.1 Underwriting Agreement dated August 22, 2001 among Wells Fargo Capital IV, Wells Fargo & Company and the Representatives named therein.

             4.1 Amended and Restated Declaration of Trust and Trust Agreement dated as of August 29, 2001 among Wells Fargo & Company, Bank One Trust Company, N.A., Wilmington Trust Company, the Administrative Trustees named therein, and the Holders named therein.

             4.2  Form of 7% Capital Security (included in Exhibit 4.1).

             4.3 Guarantee Agreement dated as of August 29, 2001 between Wells Fargo & Company and Bank One Trust Company, N.A.

             4.4 Junior Subordinated Indenture dated as of August 29, 2001 between Wells Fargo & Company and Bank One Trust Company, N.A.

             4.5  Form of 7% Junior Subordinated Debenture due September 1,
                  2031.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on August 29, 2001.

                              WELLS FARGO & COMPANY



                              By /s/ Les L. Quock
                                 --------------------------------------
                                 Les L. Quock
                                 Senior Vice President and Controller

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                               INDEX TO EXHIBITS

   Exhibit No.                             Description                              Method of Filing
---------------------------------------------------------------------------------------------------------
     1.1            Underwriting Agreement dated August 22, 2001 among Wells     Electronic Transmission
                    Fargo Capital IV, Wells Fargo & Company and the
                    Representatives named therein.

     4.1            Amended and Restated Declaration of Trust and Trust          Electronic Transmission
                    Agreement dated as of August 29, 2001 among Wells Fargo &
                    Company, Bank One Trust Company, N.A., Wilmington Trust
                    Company , the Administrative Trustees named therein, and
                    the Holders named therein.

     4.2            Form of 7% Capital Security (included in Exhibit 4.1).

     4.3            Guarantee Agreement dated as of August 29, 2001 between      Electronic Transmission
                    Wells Fargo & Company and Bank One Trust Company, N.A.

     4.4            Junior Subordinated Indenture dated as of Agust 29, 2001     Electronic Transmission
                    between Wells Fargo & Company and Bank One Trust Company,
                    N.A.

     4.5            Form of 7% Junior Subordinated Debeture due September 1,     Electronic Transmission
                    2031.

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